EXHIBIT 99.2

CONSOLIDATION SERVICES, INC.
2756 North Green Valley Parkway
Suite 225
Henderson, NV  89014
(702) 614-5333
______________

INFORMATION STATEMENT
______________

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

On January 1, 2010, the Board of Directors (the “Board”) of Consolidation Services, Inc. (the “Company”) unanimously approved the separation of the Company’s existing energy business into two independent businesses.  The Company has discontinued its coal mining operations and transferred (the “Spin-off”) its coal assets and liabilities owned as of January 1, 2010 to Colt Resources, Inc. (“Colt”), a recently formed Nevada corporation, with its oil and gas assets (but not liabilities) remaining with the Company.

The Board believes that it is in the best interest of the Company to divide certain assets and liabilities of the Company into two separate legal entities, as doing so will serve an important business purpose in that it will facilitate the ability of the separate entities to more readily manage, obtain access to capital and bank lending, facilitate staffing and employment, as well as certain other business decisions, given the substantial differences in the business focuses represented by such assets and liabilities.

In order to accomplish this Spin-Off, the Board and at least a majority in interest of the Company’s stockholders approved that the Company’s stockholders as of January 31, 2010 (the “Record Date”) shall receive the same number of shares in Colt (the “Colt Shares”) as they owned in the Company on a pro-rata, one-to-one (1-to-1) basis and for no additional consideration.  The Colt Shares are “restricted securities”, exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) and which will not be publicly traded.  There were 15,257,220 Company Shares issued and outstanding on the Record Date.

THIS INFORMATION STATEMENT IS BEING PROVIDED SOLELY FOR INFORMATIONAL PURPOSES TO NOTIFY THE COMPANY’S STOCKHOLDERS OF SPIN-OFF OF ASSETS AND LIABILITIES TO COLT.  THE RECORD DATE FOR THE DISTRIBUTION OF SHARES OF COLT WAS JANUARY 31, 2010.

On February 12, 2010, the Company filed a Current Report on Form 8-K which describes the Spin-Off and includes as an exhibit the Separation and Distribution Agreement between the Company and Colt which is incorporated by reference herein.

The date of this Information Statement is March 3, 2010

Delaware law permits stockholder action to be taken without a meeting if consent in writing is received from a majority of all stockholders who would be entitled to vote upon the action if such meeting were held.  Delaware law then requires prompt notice to those stockholders who did not consent in writing.  By written actions taken as of January 1, 2010, the Company’s principal stockholders, who collectively own approximately 54% of the outstanding shares of the Company’s Common Stock consented to the foregoing corporate actions, as well as to the preparation and execution of all necessary documentation to evidence and effectuate the transactions including this Information Statement.  The Company gave prompt notice to all non-consenting stockholders.  The Company had 15,257,220 shares of Common Stock outstanding as of January 31, 2010.  Each share of Common Stock has one vote.  This Information Statement is provided to the stockholders of record as of January 31, 2010.

Dissenters’ Right of Appraisal

Not Applicable.

Persons Making the Solicitation

The enclosed information statement is distributed by the Board of Directors of the Company.  The cost of distribution will be borne by the Company.  In addition to the distribution by mail, officers and employees of the Company may distribute it in person.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

Not Applicable.  The Company’s directors and executive officers shall receive no extra or special benefit not shared on a pro rata basis by all other common stockholders of the Company.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us with respect to the beneficial ownership of 15,257,220 shares of our common stock, the only voting securities outstanding, as of January 31, 2010 Record Date by:

•	Each person known by us to beneficially own 5% or more of our common stock,

•	Each of our executive officers and directors, and

•	All of our executive officers and directors as a group.

Name and Address	Table of Class	Amount and Nature of Beneficial Ownership (1)	Percentage of Outstanding Shares Owned (2)

Johnny R. Thomas(6)	Common Stock	2,451,768 (3)	16.1%
John C. Francis(6)	Common Stock	3,036,100 (4)	19.9%
Helen Thomas(6)(7)	Common Stock	3,051,768 (4)(5)	20.0%
All Officers and Directors as a Group (2 persons)	Common Stock	5,487,868	36%

(1)
Unless otherwise indicated, the Company has been advised that all individuals listed have the sole power to vote and dispose of the number of Shares set forth opposite their names. For purposes of computing the number and percentage of Shares beneficially owned by a stockholder, any Shares which such person has the right to acquire within 60 days are deemed to be outstanding, but those Shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other stockholder.

(2)	Based on 15,257,220 Shares issued and outstanding as of January 31, 2010.

(3)
Includes an aggregate of 2,451,768 of Common Stock issued and outstanding. Dr. Thomas’ beneficial ownership includes the following, which share amounts (as appearing in the above table) have been reduced to reflect the amount of partial or shared ownership by Dr. Thomas, as noted below: 3,536 Shares held by Meadow Lark Holdings LLC (of which Dr. Thomas is a 50% owner with Helen Thomas), 20,000 Shares held individually by Dr. Thomas, 2,390,000 Shares held by JRT Trust, an entity established for estate planning purposes, 60,000 Shares held by Serene Art LLC (of which Dr. Thomas is a 50% owner with Helen Thomas), and 10,000 shares held by Estancia LLC. Dr. Thomas disclaims beneficial ownership of all Shares held by his wife, Helen Thomas, Bosque FLP, Capilla Holdings LLC, Pikes LLC, and Manzano Family Limited Partnership, and Helen Thomas disclaims beneficial ownership of all Shares owned by Dr. Thomas.

(4)
Includes an aggregate of 3,036,100 shares of Common Stock issued and outstanding.  Mr. Francis’ beneficial ownership includes the following, which share amounts (as appearing in the above table) have been reduced to reflect the amount of partial or shared ownership by Mr. Francis, as noted below:  51,100 Shares held individually by Mr. Francis, 30,000 Shares held by Mr. Francis’s wife and two children, 1,505,000 held by Putun LLC (100% owned by John Francis), 100,000 Shares owned by Excalibur Trust, of which Mr. Francis is sole trustee, 1,000,000 Shares owned by Unicorn Trust of which Mr. Francis’ wife is sole trustee and 350,000 Shares held by Camelot, FLP an entity established for estate planning purposes. Mr. Francis disclaims beneficial ownership of all Shares held by his wife, Unicorn Trust and Camelot, FLP.

(5)
Includes an aggregate of 3,051,768 shares of Common Stock issuable and outstanding. Mrs. Thomas’ beneficial ownership includes the following, which share amounts (as appearing in the above table) have been reduced to reflect the amount of partial or shared ownership by Mrs. Thomas, as noted below: 20,000 held by Helen Thomas, wife of Johnny Thomas, individually, 920,000 Shares hold by HHT Trust, 20,000 held by Pikes LLC, 3,536 Shares held by Meadow Lark Holdings LLC (of which Dr. Thomas is a 50% owner with Helen Thomas), 2,020,000 Shares held by Bosque FLP, 40,000 Shares held by Capilla Holdings LLC, 60,000 Shares held by Serene Art LLC (of which Helen Thomas is a 50% owner with Johnny Thomas), all of which entities were established for estate planning purposes. Does not include 120,000 shares gifted to four family members in the amount of 30,000 shares each.

(6)	Except as otherwise noted each person's address is c/o the Company, 2756 N. Green Valley Parkway, Suite 225, Henderson, NV 89014.

(7)	Helen Thomas resigned from her position as Secretary/Treasurer and director of the Company effective September 16, 2008.

Directors and Executive Officers

No action is being taken with respect to the election of directors or executive officers.  The directors and executive officers of Colt, Johnny R. Thomas and John C. Francis, the officers and directors of the Company, shall hold the same positions with Colt.

Compensation of Directors and Executive Officers

Not Applicable.

Independent Accountants

Not Applicable.

Compensation Plans

Not Applicable.

Authorization or Issuance of Securities Otherwise Than For Exchange

On January 1, 2010, the Board authorized the Spin-off of its coal assets and liabilities to a to-be-formed wholly-owned subsidiary.  Colt Resources, Inc. (“Colt”) was formed on February 10, 2010, under the laws of Nevada with 16,000,000 shares of Common Stock, $.001 par value, authorized.  At least a majority in interest of the Company’s stockholders approved the Spin-off.  Notice was given under Delaware law to the non-consenting stockholders.  No further authorization will be solicited for the issuance of the securities of Colt prior to such issuance.

The Company’s stockholders as of the January 31, 2010 Record Date shall receive the same number of Shares of Common Stock of Colt as they owned in the Company on January 31, 2010, on a pro-rata basis of one for one for no additional consideration.

On January 31, 2010, there were 15,257,220 shares of Common Stock of the Company issued and outstanding.  Thus, 15,257,220 shares of Common Stock of Colt will be distributed to the stockholders of the Company as of January 31, 2010.  Holders of Colt common stock shall be entitled to one vote for each share held on all matters submitted to a vote of stockholders. Holders of Colt common stock shall be entitled to receive dividends ratably, if any, as may be declared by the board of directors out of legally available funds, subject to any preferential dividend rights of any outstanding preferred stock, of which there is none. Upon liquidation, dissolution or winding up, the holders of Colt common stock are entitled to receive ratably net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock.

Holders of Colt common stock have no preemptive, subscription, redemption or conversion rights. The shares of common stock of Colt when issued shall be fully paid and nonassessable. The rights, preferences and privileges of holders of Colt common stock shall subject to, and may be adversely affected by, the rights of holders of shares of any series of preferred stock which Colt may designate and issue in the future without further stockholder approval, although there is no intention to do so.

The shares of Colt common stock are restricted securities exempt from registration under the Securities Act.  Colt common stock will not be publicly traded.  Colt common stock certificate shall have appropriate restrictive legends which describe the related transfer restrictions and Colt’s stock transfer books shall include “stop transfer” instructions that include such transfer limits.  The Financial Industry Regulatory Authority (“FINRA”) approved the Company’s Common Stock to continue trading under the symbol “CNSV”.

The reason for the Spin-off and issuance of Colt Common Stock is that the Company’s Board believes that it is in the best interest of the Company to divide certain assets and liabilities of the Company into two separate legal entities, as doing so will serve an important business purpose in that it will facilitate the ability of the separate entities to more readily manage, obtain access to capital and bank lending, facilitate staffing and employment, as well as certain other business decisions, given the substantial differences in the business focuses represented by such assets and liabilities.

In order to accomplish the Spin-off, the Board and a majority in interest of the Company’s stockholders approved the issuance as of the Record Date for the Company’s stockholders to receive the same number of shares in Colt as they owned in the Company on a pro-rata, one-to-one (1-to-1) basis and for no additional consideration.  Thus, there is no dilution of the Company’s Stockholders, as of the Record Date.

Acquisition or Disposition of Property

THE FOLLOWING INFORMATION CONCERNS COLT RESOURCES, INC. A PRIVATELY OWNED NON-REPORTING COMPANY.

Corporate Background:
Colt Resources, Inc. (“Colt”) was formed on February 10, 2010, as a wholly owned subsidiary of Consolidation Services Inc. (“CNSV”) as a private Nevada corporation for the purpose of receiving all non-oil and gas assets of CNSV as of January 1, 2010, plus a 12.5% overriding royalty on all oil and gas assets owned by CNSV as of December 31, 2009, as well as all liabilities of CNSV except Delaware franchise taxes. Colt common stock was spun off to all CNSV shareholders of record on January 31, 2010. Colt has acquired several thousand acres of land, coal rights and a 12.5% royalty on about 12,000 acres of oil and gas rights (mineral rights) in eastern Kentucky, USA. The mineral rights are strategically located in counties that have a proven history of producing substantial amounts of coal, natural gas and oil.  The Company used a combination of restricted common stock and cash to acquire the mineral rights.

Corporate Strategy:
Colt’s strategy is to become a dividend company by obtaining coal permits and lease the mining of the coal to coal mining companies. Two mining companies, ICG and B & W currently mine coal on Colt properties.

The Spin-off:
Colt is a privately held company, with the same shareholder base as CNSV, due to the Spin-Off of Colt common stock to CNSV shareholders of record on a 1:1 ratio. Colt received the land and   coal assets, while CNSV retained the oil and gas assets. The purpose of the spin-off was to allow Colt management to focus on creating a dividend producing coal income base in Colt, while allowing CNSV management to grow shareholder value through an aggressive oil and gas asset acquisition program.

Properties:
The following is the list of the coal and land properties and royalty rights owned by Colt. All of the coal mineral rights are owned, not leased by Colt, while a 12.5% royalty rate is payable to Colt on oil and gas income from CNSV properties owned as of December 31, 2009.

Property	Acres	Minerals
Owsley	1,000	Coal, plus 12.5% royalty on Oil and Gas
Buckhorn	10,500	Coal, plus 12.5% royalty on Oil and Gas
Breathitt	1,200	30% interest on coal and 3.75% in the Oil & Gas
Breathitt	250	30% interest on coal and 3.75% in the Oil & Gas

Owsley Property. Colt owns 1,000 acres with all coal rights and  12.5% of the oil and natural gas rights. This property is located in Owsley County, KY in close proximity to the Buckhorn property, described below.

Buckhorn Property. Colt owns 50% of the land and coal on about 10,500 acres and 12.5% of the oil and natural gas rights for the 10,500 acres, located in Perry and Leslie Counties of Kentucky.

Breathitt Property. Colt owns 250 acres of land, 30% of the coal rights on about 1,200 acres and approximately 3.75% of the oil and gas mineral rights on 1,200 acres located in Breathitt County, KY.

Mining agreements and Permits:
Coal is currently being mined on Colt’s Buckhorn properties by two mining operators, ICG Hazard and B & W Resources. The first coal permit for LeeCo one mining has been granted by KY and management is interviewing mining operators. The first coal permit for Owsley East one is in the final stages of approval.

Proven Management:
A proven management team leads Colt with over 25 years experience in founding and operating publicly traded companies. CEO Johnny R. Thomas and CFO John C. Francis grew revenues in one publicly traded company from $29,000 to over $350 million in approximately four years while at the same time increasing its market capitalization to over $1 billion, primarily through thirty four acquisitions.

Financial Information:
Due to the recent spin-off of certain coal related assets, Colt is working with accountants and auditors to prepare financial statements, which accurately reflect the non oil and gas assets transferred into Colt by CNSV, as part of the Spin-Off transaction.

Separation and Distribution Agreements:
On February 12, 2010, the Company filed a Current Report on Form 8-K which disclosed the Spin-off and includes as an exhibit the Separation and Distribution Agreement (the “Agreement”) dated as of January 1, 2010 by and between the Company and Colt, which is incorporated by reference herein.  The following Summary of the Agreement is not complete and is subject to and qualified in its entirety by reference to, the provision of the Agreement.

Effective as of January 1, 2010, for tax and accounting purposes, the Company transferred and assigned to Colt all of the assets (“Colt Assets”) relating to the coal business of the Company as listed on Schedule A attached hereto, as well as the overriding Parent Royalty of 12.5% in the oil and gas assets retained by the Company.  The Company is in the process of filing the necessary assignments, mineral deeds, or similar filings with the appropriate Government Entities (as defined) in order to reflect the royalty assignments.  Colt assumed the liabilities (“Colt Liabilities”) set forth on Schedule B attached hereto, relating to all liabilities of the Company as of December 31, 2009 except for Delaware franchise taxes; the Company’s coal business and any liabilities arising out of the operations of Colt’s business after January 1, 2010; and any and all liabilities of the Company under which it is an obligor by reason of any guarantee or contractual commitment.  The consideration for the Spin-off was all of the shares of Colt common stock to be distributed to the Company’s stockholders of record as of January 31, 2010.  Together with this Information Statement, Colt has issued, distributed and delivered certificates representing 100% of the shares of Colt common stock to each shareholder of the Company’s Common Stock on the Record Date on a pro-rata basis, of one (1) share of Colt common stock for each one (1) share of Company’s Common Stock so held by such record holder.  The certificates for the Colt common stock shall be delivered directly to each record holder by mail at their respective addresses as listed in the Company’s transfer agent’s books and records.

The Company and Colt both acknowledged that Colt is and shall continue to be a non-reporting privately held company and that there will not be a public market in the Colt Common Stock, nor is one expected to develop, and that the Colt Common Stock that record holders receive shall be “restricted securities.”  In that connection both parties agree: (1) the Colt Common Stock shall have the appropriate restrictive legends which describe the transfer restrictions related thereto; and (ii) Colt’s stock transfer books shall include “stop transfer” instructions that indicate such transfer limits.

Assets: Colt’s assets are listed in Schedule A, attached hereto.

Liabilities: Colt’s liabilities are listed in Schedule B, attached hereto.

Stock Subscription: is listed in Schedule C, attached hereto.

The properties and the risks associated with these assets are more fully explained in CNSV’s SEC filings. Shareholders of Colt are encouraged to read these documents available at the SEC’s website, www.sec.gov.

Forward Looking Statements

This Financial Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and under the ‘safe harbor’ provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this Financial Statement are forward-looking statements. Without limiting the foregoing, the words “believe,” “anticipate,” “plan,” “expect,” “seek,” “potential,” “estimate,” and similar expressions are intended to identify forward-looking statements. These statements relate to future events or to the Company’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown uncertainties and other factors which are, in some cases, beyond the company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements.

Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity.  Such risks, uncertainties and other factors which could impact the Company and the forward-looking statements contained herein are included in the Company’s filings with the SEC. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.
Action with Respect to Reports

Not Applicable.

Matters Not Required to be Submitted

Not Applicable.

Amendment of Charter, By-laws, or Other Documents

Not Applicable.

Other Proposed Action

Not Applicable.

Modification or Exchange of Securities

Not Applicable.

Financial and Other Information

The Company’s Annual Report on Form 10-KSB, for the fiscal year ended December 31, 2008 and the Company’s Quarterly Report on Form 10-Q, for the quarterly period ended September 30, 2009, including the financial statements and exhibits thereto, as filed with the Securities and Exchange Commission, will be furnished without charge to any stockholder upon written request addressed to CONSOLIDATION SERVICES, INC., 2756 North Green Valley Parkway, Suite 225, Henderson, NV 89014.

By order of the
Board of Directors

_____________________
John C. Francis, Secretary
Henderson, Nevada
March 3, 2010

SCHEDULES A AND B AND C FOR SEPARATION AGREEMENT
BETWEEN PARENT (CNSV) AND SPINCO (COLT) JAN. 1, 2010

SCHEDULE A: SPINCO Assets, are generally defined as all assets owned by CNSV as of December 31, 2009; except for all oil and gas rights, minus a 12.5% overriding royalty payable to SPINCO.  Specifically, the SPINCO assets are listed as follows:

SPINCO (COLT) Assets
--------------------------------

Buckhorn Resources LLC, 50%; surface and coal on about 10,500 acres.

Leeco Development LLC, 50%; leases and permits coal mineral rights.

Larry Herald Property, Owsley County, about 1,000 acres (fee, including all mineral, except 87.5% of Oil and Gas mineral rights).

Breathitt Property, about 250 acres, one/third of all coal mineral rights on about 1200 acres and about 3.75% of the oil and gas rights on 1200 acres.

Prepaid Services from AMS Development to Colt for permitting Owsley.

SCHEDULE B: SPINCO liabilities are generally defined as all liabilities owed by CNSV as of December 31, 2009, except taxes directly associated with CNSV as a Delaware company. Specifically, the SPINCO liabilities are listed as follows:

SPINCO (COLT) Liabilities:
------------------------------------

Buckhorn, unpaid balance owed to owners per the purchase agreement.

Buckhorn, contributions owed for operating capital requirements.

Buckhorn, accounts payable to Napier and others.

LeeCo, accounts payable.

Balance due on purchase of 1,000 acre Owsly property.

All Accounts payable by Parent, as of December 31, 2009, except taxes.

Obligations for All Share guarantees for the purchase of Buckhorn, LeeCo., EK Land and AMS Development services.

SCHEDULE C: Stock Subscription for 770,000 shares of CNSV to SPINCO (COLT).